SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 2005

                    TRINITY PARTNERS ACQUISITION COMPANY INC.
           (Exact name of each Registrant as specified in its Charter)

            Delaware                      0-50860               20-1025065
            --------                      -------               ----------
(State or other jurisdiction of  (Commission File Number)      (IRS employer
 incorporation or organization)                             identification no.)

 245 Fifth Avenue, Suite 1600                                        10016
      New York, New York                                             -----
 ----------------------------                                     (Zip Code)
(Address of principal executive
           offices)

      (Registrant's telephone number, including area code): (212) 696-4282

Item 8.01. Other Events

On November 10, 2005, Trinity Partners Acquisition Company Inc. (the "Company") issued a joint press release with FreeSeas Inc. announcing that the Securities and Exchange Commission has declared effective the Form F-1 registration statement concerning their proposed merger and that the Company will hold a special meeting of its Class B stockholders and Class B unit holders on December 15, 2005 to approve the proposed merger. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

November 10, 2005

                                       Trinity Partners Acquisition Company Inc.

                                             By: /s/ Lawrence Burstein
                                                 ---------------------
                                                 Lawrence Burstein
                                                 President

25103.0001 #617296